UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2010

WWA Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification No.)

2465 W. 12th St. Tempe, Suite 2, Tempe, Arizona 85281-6935

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (480) 505-0070

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective October 31, 2010, WWA Group, Inc. (the “Corporation”) concluded a Share Purchase Agreement (the “Agreement”) to sell its wholly owned subsidiary, World Wide Auctioneers, Ltd. (“World Wide”), to Seven International Holdings, Ltd. (“Seven”), a Hong Kong based investment company. There is no material relationship between the Corporation and Seven.

Pursuant to the Agreement, the Corporation sold 50,000 shares of World Wide, which is 100% of the issued and outstanding ownership, for ten dollars and other good and valuable consideration. The Agreement involves an assumption by Seven of all the assets and liabilities of the World Wide, resulting in a net gain to the Corporation. The sale does not affect the Corporation’s equity position and other assets related to Infrastructure Developments Inc., the Corporation’s stake in Asset Forum LLC, and the Corporation’s on-line auction software that was developed in house. The Corporation will assist in the management of World Wide during a transitional period that will extend until April 30, 2011.

A copy of the Agreement is attached hereto as Exhibit 10 and incorporated by reference herein.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information included in Item 1.01 of this current report on Form 8-K is incorporated herein by reference to this Item 2.01.

ITEM 7.01      REGULATION FD DISCLOSURE

The information contained herein includes a press release attached to this current report in Item 9.01 as Exhibit 99 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated financial information is filed herewith as Exhibit 99(i).

(d) Exhibits.

The following exhibits are attached as part of this current report:

Exhibit No.      Description

10 Share Purchase Agreement effective October 31, 2010 by and between the Corporation and Seven.

99.1 Unaudited pro forma consolidated financial information:

Balance sheet as of September 30, 2010.

Statements of income for the nine months ended September 30, 2010 and the fiscal years ended December 31, 2009 and 2008.

99.2 Press release of the Corporation dated November 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WWA Group, Inc.                                                        Date

By: /s/ Eric Montanadon                                              November 12, 2010

Name: Eric Montandon

Title: Chief Executive Officer, Chief Financial Officer,

Principal Accounting Officer and Director